FAS2 P-1 02/09

SUPPLEMENT DATED FEBRUARY 24, 2009
TO THE PROSPECTUS DATED MAY 1, 2008 OF
FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
(Franklin Templeton Corefolio Allocation Fund,
Franklin Templeton Founding Funds Allocation Fund,
Franklin Templeton Perspectives Allocation Fund)

The prospectus is amended as follows:

The Franklin Templeton Corefolio Allocation Fund (Corefolio Fund), is a fixed allocation Fund of Funds that makes equal allocations (approximately 25%) of its assets into Franklin Growth Fund, Franklin Capital Growth Fund, Mutual Shares Fund and Templeton Growth Fund.

The Board of Trustees of Franklin Capital Growth Fund and the Board of Trustees of Franklin Custodian Funds recently approved a proposal to reorganize Franklin Capital Growth Fund, into Franklin Growth Fund, a series of Franklin Custodian Funds, subject to shareholder approval. Shareholders of Franklin Capital Growth Fund will be asked to approve the proposed merger at a shareholder meeting on April 9, 2009. If approved by the shareholders, the merger between Franklin Capital Growth Fund and Franklin Growth Fund is scheduled to be completed on or about May 6, 2009.

The Board of Trustees of Corefolio Fund approved to change the investment allocation of Corefolio Fund (conditioned upon completion of the pending merger of Franklin Capital Growth Fund into Franklin Growth Fund) to allow the Corefolio Fund to allocate approximately 50% of its assets to Franklin Growth Fund and approximately 25% of its assets to each of Mutual Shares Fund and Templeton Growth Fund. The Corefolio Fund’s new investment allocation would begin on the same day as the completion of the merger between Franklin Capital Growth Fund and Franklin Growth Fund.

Please keep this supplement for future reference